PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 15

PGIM Short Duration High Yield Income Fund

(the "Fund")

Supplement dated June 30, 2022, to the Fund's

currently effective Statement of Additional Information (SAI)

Effective as of July 1, 2022, the Board of Directors of Prudential Investment Portfolios, Inc. 15 approved an amendment to the Fund's management fee rate to add an additional breakpoint. To reflect this change, effective as of July 1, 2022, the relevant disclosure in the SAI with respect to the Fund in the section entitled "Management & Advisory Arrangements," under the subheading "Manager," is hereby superseded and replaced with the following:

Management Fee Rate: PGIM Short Duration High Yield Income Fund (effective July 1, 2022) 0.700% of average daily net assets up to and including $2 billion

0.675% on next $3 billion of average daily net assets 0.655% on average daily net assets over $5 billion.

Management Fee Rate: PGIM Short Duration High Yield Income Fund (prior to July 1, 2022) 0.700% up to $2 billion of average daily net assets;

0.675% of average daily net assets over $2 billion.

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

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